                             LETTER OF TRANSMITTAL
       TO TENDER SHARES OF CLASS A COMMON STOCK AND CLASS B COMMON STOCK
                                       OF
                                TPC CORPORATION

             PURSUANT TO THE OFFER TO PURCHASE DATED MARCH 18, 1997
                                       BY
                           POWER ACQUISITION COMPANY
                          A WHOLLY OWNED SUBSIDIARY OF
                           PACIFICORP HOLDINGS, INC.

                 THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT
            12:00 MIDNIGHT, EASTERN TIME, ON MONDAY, APRIL 14, 1997
                          UNLESS THE OFFER IS EXTENDED

                        THE DEPOSITARY FOR THE OFFER IS:
                       IBJ SCHRODER BANK & TRUST COMPANY

             BY MAIL:                           FACSIMILE:                 BY HAND OR OVERNIGHT COURIER
            PO BOX 84                (FOR ELIGIBLE INSTITUTIONS ONLY)            ONE STATE STREET
      BOWLING GREEN STATION                   (212) 858-2611                 NEW YORK, NEW YORK 10004
  NEW YORK, NEW YORK 10274-0084             TO CONFIRM RECEIPT              ATTENTION: REORGANIZATION
 ATTENTION: REORGANIZATION DEPT.              (212) 858-2103               OPERATIONS DEPT. SECURITIES
                                                                              PROCESSING WINDOW SC-1

    Your bank or broker can assist you in completing this Letter of Transmittal. The instructions enclosed with this Letter of Transmittal must be followed and should be read carefully. Questions and requests for additional copies of the Offer to Purchase (as defined below) and this Letter of Transmittal may be directed to the Information Agent as indicated in Instruction 8.

    Delivery of this Letter of Transmittal to an address other than as set forth above, or transmission of instructions via facsimile transmission or telex number other than as set forth above, will not constitute valid delivery.

    This Letter of Transmittal is to be completed by stockholders if certificates for Shares (as defined below) are to be forwarded herewith or if tenders of Shares are to be made by book-entry transfer into the account of IBJ Schroder Bank & Trust Company as Depositary (the "Depositary") at The Depository Trust Company ("DTC") or the Philadelphia Depository Trust Company ("PDTC") (each a "Book-Entry Transfer Facility" and, collectively, the "Book-Entry Transfer Facilities") pursuant to the procedures set forth in Section 3 of the Offer to Purchase. Stockholders who tender Shares by book-entry transfer are referred to herein as "Book-Entry Stockholders." Holders of Shares whose certificates for such Shares (the "Share Certificates") are not immediately available or who cannot deliver their Share Certificates and all other required documents to the Depositary prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase), or who cannot complete the procedure for book-entry transfer on a timely basis, must tender their Shares according to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. See Instruction 2. DELIVERY OF DOCUMENTS TO A BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

                                          DESCRIPTION OF SHARES TENDERED
 Name(s) & Address(es) of Registered Holder(s)                   Share Certificate(s) and Share(s)
     (Please fill in, if blank, exactly as                          Tendered (Attach additional
      name(s) appear(s) on certificate(s))                           signed list if necessary)
                                                                            Total Number
                                                         Share               of Shares               Number
                                                     Certificate(s)        Represented By          of Shares
                                                       Number(s)*         Certificate(s)*          Tendered**
                                                      Total Shares
  * Need not be completed by Book-Entry Stockholders.
 ** Unless otherwise indicated, all Shares represented by certificates delivered to the Depositary will be deemed to have been tendered. See Instruction 4.

/ /        CHECK HERE IF SHARES ARE BEING TENDERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY
           THE DEPOSITARY WITH ONE OF THE BOOK-ENTRY TRANSFER FACILITIES AND COMPLETE THE FOLLOWING:
           Name of Tendering Institution
           Check Box of Applicable Book-Entry Transfer Facility (check one):
           / / DTC  / / PDTC
           Account Number
           Transaction Code Number
/ /        CHECK HERE IF SHARES ARE BEING TENDERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT
           TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:
           Names(s) of Registered Holder(s)
           Window Ticket Number (if any)
           Date of Execution of Notice of Guaranteed Delivery
           Name of Institution which Guaranteed Delivery

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

    The undersigned hereby tenders to Power Acquisition Company, a Delaware corporation (the "Purchaser"), the above-described shares of common stock, $.01 par value (the "Shares," which term includes Class A Common Stock and Class B Common Stock, as applicable), of TPC Corporation, a Delaware corporation (the "Company"), at a purchase price of $13.41 per Share, net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase dated March 18, 1997 and any amendments or supplements thereto (the "Offer to Purchase"), and in this Letter of Transmittal (which together constitute the "Offer"), receipt of which is hereby acknowledged. The undersigned understands that the Purchaser reserves the right, with the written consent of the Company, to transfer or assign, in whole or from time to time in part, the right to purchase all or any portion of the Shares tendered pursuant to the Offer.

    Subject to, and effective upon, acceptance for payment for the Shares tendered herewith in accordance with the terms and conditions of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Purchaser all right, title and interest in and to all of the Shares that are being tendered hereby and any and all noncash dividends, distributions (including additional Shares) or rights declared, paid or issued with respect to the tendered Shares on or after March 11, 1997 and payable or distributable to the undersigned on a date prior to the transfer to the name of the Purchaser or a nominee or transferee of the Purchaser on the Company's stock transfer records of the Shares tendered herewith (a "Distribution"). The undersigned hereby appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and any Distribution) with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to (a) deliver such Share Certificates (as defined herein) (and any Distribution) or transfer ownership of such Shares (and any Distribution) on the account books maintained by a Book-Entry Transfer Facility, together in either case with appropriate evidence of transfer and authenticity, to the Depositary for the account of the Purchaser, (b) present such Shares (and any Distribution) for transfer on the books of the Company, and receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any Distribution), all in accordance with the terms and subject to the conditions of the Offer.

    The undersigned irrevocably appoints designees of the Purchaser as such stockholder's proxy, each with full power of substitution to the full extent of such stockholder's rights with respect to the Shares tendered by such stockholder and accepted for payment by the Purchaser and with respect to any Distribution. Such appointment will be effective when, and only to the extent that, the Purchaser accepts such Shares for payment. Upon such acceptance for payment, all prior proxies given by such stockholder with respect to such Shares (and, if applicable, such other shares and securities) will be revoked without further action, and no subsequent proxies may be given nor any subsequent written consents executed (and if given or executed, will not be deemed effective). The designees of the Purchaser will be empowered to exercise all voting and other rights of such stockholder as they in their sole discretion may deem proper at any annual or special meeting of the Company's stockholders or any adjournment or postponement thereof, by written consent in lieu of any such meeting or otherwise. The Purchaser reserves the right to require that, in order for Shares to be deemed validly tendered, immediately upon the Purchaser's payment for such Shares, the Purchaser must be able to exercise full voting rights with respect to such Shares.

    The undersigned hereby represents and warrants that (a) the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby (and any Distribution) and (b) when the Shares are accepted for payment by the Purchaser, the Purchaser will acquire good, marketable and unencumbered title to such Shares (and any Distribution), free and clear of all liens, restrictions, charges and encumbrances, and the same will not be subject to any adverse claim. The undersigned, upon request, will execute and deliver any additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby (and any Distribution). In addition, the undersigned shall promptly remit and transfer to the Depositary for the account of the Purchaser any and all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer, and pending such remittance or appropriate assurance thereof, the Purchaser will be, subject to applicable law, entitled to all rights and privileges as owner of such Distribution and may withhold the entire purchase price or deduct from the purchase price the amount or value thereof, as determined by the Purchaser in its sole discretion.

    All authority herein conferred or agreed to be conferred shall not be affected by and shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, executors, administrators, successors and assigns of the undersigned.

    Tenders of Shares made pursuant to the Offer are irrevocable, except that Shares tendered pursuant to the Offer may be withdrawn at any time prior to the Expiration Date and, unless theretofore accepted for payment by the Purchaser pursuant to the Offer, may also be withdrawn at any time after May 16, 1997. See
Section 4 of the Offer to Purchase.

    The undersigned understands that tenders of Shares pursuant to any of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions set forth in the Offer, including the undersigned's representations that the undersigned owns the Shares being tendered.

    Unless otherwise indicated herein under "Special Payment Instructions," please mail the check for the purchase price and/or issue or return any certificate(s) for Shares not tendered or not accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Shares Tendered." In the event that both the Special Delivery Instructions and Special Payment Instructions are completed, please issue the check for the purchase price and/or issue or return any certificate(s) for Shares not tendered or accepted for payment in the name of, and deliver such check and/or such certificate to, the person or persons so indicated.

    The undersigned recognizes that the Purchaser has no obligation, pursuant to the Special Payment Instructions, to transfer any Shares from the name(s) of the registered holder(s) thereof if the Purchaser does not accept for payment any of the Shares so tendered.

        SPECIAL PAYMENT INSTRUCTIONS                               SPECIAL DELIVERY INSTRUCTIONS
            (SEE INSTRUCTIONS 1, 5, 6 AND 7)                       (SEE INSTRUCTIONS 1, 5, 6 AND 7)
  To be completed ONLY if certificate(s) for Shares not tendered   To be completed ONLY if certificate(s) for Shares not tendered or
or not accepted for payment and/or the check for the purchase      not accepted for payment and/or the check for the purchase price price of Shares accepted for payment are to be issued in the name  of Shares accepted for payment are to be mailed to someone other
of someone other than the undersigned.                             than the undersigned, or to the undersigned at an address other than that shown above.
Issue  / / check                                                   Mail  / / check
      / / certificate(s) to:                                            / / certificate(s) to:
Name                                                               Name
(Please Print)                                                     (Please Print)
Address                                                            Address
      (Include Zip Code)                                           (Include Zip Code)
(Tax Identification or Social Security No.)                        (Tax Identification or Social Security No.)
(See Substitute Form W-9 included herein)                          (See Substitute Form W-9 included herein)

                                   SIGN HERE
                AND COMPLETE SUBSTITUTE FORM W-9 INCLUDED HEREIN

________________________________________________________________________________

________________________________________________________________________________
                          (Signature(s) of Holder(s))

Dated: ___________________________________________________________________, 1997

(Must be signed by the registered holder(s) exactly as name(s) appear(s) on certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or another acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

Name(s) ________________________________________________________________________

________________________________________________________________________________
                             (Please Type or Print)

Capacity (full title) __________________________________________________________

Address ________________________________________________________________________

________________________________________________________________________________
                               (Include Zip Code)

Area Code and Telephone Number _________________________________________________

Tax Identification or Social Security No. ______________________________________

                  COMPLETE SUBSTITUTE FORM W-9 INCLUDED HEREIN
                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 5)

Authorized Signature ___________________________________________________________

Name ___________________________________________________________________________
                             (Please Type or Print)

Title __________________________________________________________________________

Name of Firm ___________________________________________________________________

Address ________________________________________________________________________

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

    1. GUARANTEE OF SIGNATURES. No signature guarantee on this Letter of Transmittal is required (i) if this Letter of Transmittal is signed by the registered holder(s) of Shares (which term, for purposes of this document, shall include any participant in a Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Share(s)), unless such holder has completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" included herein or (ii) if such Shares are tendered for the account of a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or by a commercial bank or trust company having an office or correspondent in the United States (each of the foregoing being referred to as an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

    2. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES. This Letter of Transmittal is to be completed either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedure for tender by book-entry transfer set forth in Section 3 of the Offer to Purchase. Share Certificates, or timely confirmation (a "Book-Entry Confirmation") of a book-entry transfer of such Shares into the Depositary's account at a Book-Entry Transfer Facility, as well as this Letter of Transmittal (or a facsimile hereof), properly completed and duly executed, with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date. Stockholders whose Share Certificates are not immediately available, or who cannot deliver their Share Certificates and all other required documents to the Depositary prior to the Expiration Date, or who cannot complete the procedure for delivery by book-entry transfer on a timely basis, may tender their Shares by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Purchaser (with any required signature guarantees) must be received by the Depositary prior to the Expiration Date; and (iii) the Share Certificates (or a Book-Entry Confirmation) representing all tendered Shares, in proper form for transfer, in each case together with the Letter of Transmittal (or a facsimile hereof), properly completed and duly executed, with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Depositary within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery.

    THE METHOD OF DELIVERY OF SHARE CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH ANY BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING STOCKHOLDER. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

    No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All tendering stockholders, by execution of this Letter of Transmittal (or a facsimile thereof), waive any right to receive any notice of the acceptance of their Shares for payment.

    3. INADEQUATE SPACE. If the space herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate signed schedule attached hereto.

    4. PARTIAL TENDERS. (NOT APPLICABLE TO BOOK-ENTRY-STOCKHOLDERS.) If fewer than all the Shares evidenced by any Share Certificate submitted are to be tendered, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered." In such cases, new Share Certificates for the Shares that were evidenced by your old Share Certificates, but were not tendered by you, will be sent to you, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the purchase of Shares pursuant to the Offer. All Shares represented by Share Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

    5. SIGNATURES ON LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate without alteration, enlargement or any change whatsoever.

    If any of the Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

    If any of the tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

    If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, attorney-in-fact, officer of a corporation or another acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Purchaser of such person's authority so to act must be submitted.

    When this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price for Shares is to be made to or certificates for Shares not tendered or purchased are to be issued in the name of a person other than the registered holder(s). Signatures on such certificates or stock powers must then be guaranteed by an Eligible Institution.

    If this Letter of Transmittal is signed by a person other than the registered holder(s) of the certificate(s) listed, the certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear on the certificate(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

    6. STOCK TRANSFER TAXES. Except as provided in this Instruction 6, the Purchaser will pay any stock transfer taxes with respect to the transfer and sale of the purchased Shares pursuant to the Offer. If, however, payment of the purchase price is to be made to, or (in the circumstances permitted hereby and if applicable) if certificates for Shares not tendered or purchased are to be registered in the name of, any person other than the registered holder, or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of stock transfer taxes (whether imposed on the registered holder or such person) payable on account of the transfer to such person will be deducted from the purchase price if satisfactory evidence of the payment of such taxes, or exemption therefrom, is not submitted. Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificate(s) listed in this Letter of Transmittal.

    7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check is to be issued in the name of, and/or certificates for Shares not tendered or not accepted for payment are to be issued or returned to, a person other than the signer of this Letter of Transmittal, or if a check and/or such certificates are to be mailed to a person other than the signer of this Letter of Transmittal or to an address other than that shown in this Letter of Transmittal, the appropriate boxes on this Letter of Transmittal should be completed.

    8. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions or requests for assistance may be directed to the Information Agent at the address and telephone numbers set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery may also be obtained from the Information Agent or brokers, dealers, commercial banks or trust companies.

    9. WAIVER OF CONDITIONS. The conditions of the Offer may be waived by the Purchaser in whole or in part at any time and from time to time in its sole discretion. See Section 13 of the Offer to Purchase.

    10. SUBSTITUTE FORM W-9. The tendering stockholder generally is required to provide the Depositary with a correct Taxpayer Identification Number ("TIN"), generally the stockholder's social security or federal employer identification number, on Substitute Form W-9 contained herein. Failure to provide the information on the form may subject the tendering stockholder to 31% federal income tax withholding on the payment of the purchase price for Shares. The box in Part I of the Substitute Form W-9 may be checked if the stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the box in Part I is checked and the Depositary is not provided with a TIN within 60 days, the Depositary will thereafter withhold 31% of any purchase price payment made for Shares before a TIN is provided to the Depositary.

                           IMPORTANT TAX INFORMATION

    Under federal income tax law, a tendering stockholder whose tendered Shares are accepted for purchase generally is required by law to provide the Depositary (as payer) with such stockholder's correct TIN on Substitute Form W-9 contained herein. If such stockholder is an individual, the TIN is such stockholder's social security number. If the Depositary is not provided with the correct TIN, the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to any stockholder with respect to Shares pursuant to the Offer may be subject to backup withholding.

    Certain stockholders (including, among others, corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that stockholder must submit a statement, signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

    If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the stockholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

PURPOSE OF SUBSTITUTE FORM W-9

    To prevent backup withholding on payments of the purchase price for Shares, each tendering stockholder generally is required to notify the Depositary of his or her correct TIN by completing the Substitute Form W-9 contained herein, certifying that the TIN provided on Substitute Form W-9 is correct (or that such stockholder is awaiting a TIN), and that (1) such stockholder has not been notified by the Internal Revenue Service that such stockholder is subject to backup withholding as a result of a failure to report all interest or dividends, or (2) the Internal Revenue Service has notified such stockholder that such stockholder is no longer subject to backup withholding (see Part II of Substitute From W-9).

WHAT NUMBER TO GIVE THE DEPOSITARY

    The stockholder is required to give the Depositary the social security number or employer identification number of the record holder of the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

    IMPORTANT: IF A STOCKHOLDER DESIRES TO ACCEPT THE OFFER, THIS LETTER OF TRANSMITTAL (OR A FACSIMILE HEREOF), TOGETHER WITH CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS, OR THE NOTICE OF GUARANTEED DELIVERY, MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE.

                  For additional information, please contact:
                         GEORGESON & COMPANY INC. LOGO

                               Wall Street Plaza
                           88 Pine Street, 30th Floor
                               New York, NY 10005
                            (212) 509-6240 (collect)
                 Banks and Brokers call collect: (212) 440-9800
                         Call Toll Free: 1-800-223-2064

      PAYER'S NAME: IBJ SCHRODER BANK & TRUST COMPANY, AS DEPOSITARY AGENT

                                 PART I -- Taxpayer Identification
                                 Number (TIN)
                                 Please enter your correct number in the
                                 appropriate box below. NOTE: If the
                                 account is
                                                                          Your Social Security Number
 SUBSTITUTE                      more than one name, see the chart on     Or
 Form W-9                        the enclosed form, Guidelines for
                                 Certification of Taxpayer                Employer Identification Number
                                 Identification on Substitute Form W-9,
                                 for guidance on which number to enter.

 Department of the Treasury,     If you do not have a TIN, see the instructions "How to Get a TIN" and check the box below.
 Internal Revenue Service                                           TIN Applied For / /
 PAYER'S REQUEST FOR TAXPAYER    PART II -- For Payees Exempt from Backup Withholding (See instructions)
 IDENTIFICATION NUMBER
 AND CERTIFICATION
 PART III CERTIFICATION -- Under penalties of perjury, I certify that:

 (1)  The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and
 (2)  I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest and dividends, or (c) IRS has notified me that I am no longer subject to backup withholding.
 (3)  Please indicate the taxpayer's name associated with the TIN if other than the first name appearing in the registration.

 Certification Instructions. You must cross out Item (2) above if you have been notified by IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by
 IRS that you were subject to backup withholding you received another notification from IRS that you are no longer subject to backup withholding, do not cross out Item (2) above.
 (X)
                    (Please Print)
Please Sign (X) Signature(s) Date

 (Signature(s) of Registered Owner(s) or Authorized Agent) Your signature is both acknowledgment of the exchange and certification of your taxpayer identification number.)

NOTE: FAILURE TO COMPLETE THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF
      ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.